SENIOR CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2014
Senior Convertible Notes Disclosure [Abstract]
Senior Convertible Notes Disclosure [Text Block]
NOTE 11:-	SENIOR CONVERTIBLE NOTES

In November 2004, the Company issued an aggregate of $125,000 principal amount of its 2% Senior Convertible Notes due November 9, 2024 (the "Notes"). The Company was obligated to pay interest on the Notes semi-annually on May 9 and November 9 of each year.

The Notes were convertible, at the option of the holders, at any time before the maturity date, into ordinary shares of the Company at a conversion rate of 53.4474 ordinary shares per $1 principal amount of Notes, representing a conversion price of approximately $18.71 per share. Upon such conversion in lieu of the delivering of ordinary shares, the Company could elect to pay the holders cash or a combination of cash and ordinary shares. The Notes were subject to redemption at any time, in whole or in part, at the option of the Company, at a redemption price of 100% of the principal amount plus accrued and unpaid interest. Notes in an aggregate of $124,650 principal amount were repurchased by the Company in the years 2008, 2009 and 2010. The Notes were subject to repurchase, at the holders' option, on November 9, 2014 or November 9, 2019, at a repurchase price equal to 100% of the principal amount plus accrued and unpaid interest, if any, on such repurchase date. The Company could choose to settle in cash upon conversion.

As of December 31, 2013 there was $353 in principal amount plus accrued and unpaid interest of the Notes outstanding. The effective interest rate for the years ended December 31, 2012 and 2013 amounted to 2% per year.

During the year ended December 31, 2014, the Company repurchased the full remaining principal amount of the Notes plus accrued and unpaid interest  of $353. As of December 31, 2014, there was no principal amount of Notes outstanding.